FTVIPT SAI-1

SUPPLEMENT

DATED JULY 5, 2005

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Franklin Templeton Variable Insurance Products Trust

DATED MAY 1, 2005

The Statement of Additional Information is amended by adding the following:

I. To section 8.3.1, “Other Accounts Managed by Portfolio Managers”:

For the portfolio managers indicated, the following table lists the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category on May 31, 2005:

Fund and Portfolio Managers	Number of Other Investment Companies Managed	Assets of Other Investment Companies Managed ($ x 1 million)	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investments Managed ($ x 1 million)	Number of Other Accounts Managed	Assets of Other Accounts Managed ($ x 1 million)

(Mutual Shares Securities Fund)
Peter Langerman	1	13,323.1	3	1,931.3	0	0

(Mutual Discovery Securities Fund)
Anne E. Gudefin	2	11,043.0	4	2,038.1	0	0

II. To section 8.3.4, “Portfolio Manager Ownership of Fund Shares”:

On April 30, 2005 neither Peter Langerman nor Anne E. Gudefin had any investments in separate accounts or qualified pension plans that invested in shares of the Funds they manage.

Please keep this supplement for future reference.